Exhibit 32.2



                            CERTIFICATION PURSUANT TO

                               18 U.S.C. ss. 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of RF Industries, Ltd. (the "Company") on Form 10-QSB for the period ended July 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Howard F. Hill, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   September 14, 2005                             /s/Howard F. Hill
                                                       -----------------
                                                       Howard F. Hill
                                                       Acting Chief Financial
                                                       Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to RF Industries, Ltd. and will be retained by RF Industries, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.